UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2004

Maxwell Shoe Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24026	04-2599205
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Sprague Street P.O. Box 37 Readville (Boston), MA	02137
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (617) 364-5090

None

(Former name or former address, if changed since last report.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits.

99.1	Press release issued by Maxwell Shoe Company Inc. on March 2, 2004

Item 12. Results of Operations and Financial Condition

On March 2, 2004, Maxwell Shoe Company Inc. (the “Company”) issued a press release discussing its results of operations and financial condition for the first quarter ended January 31, 2004.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXWELL SHOE COMPANY INC. (Registrant)

Date March 2, 2004	/s/ MARK J. COCOZZA
Mark J. Cocozza Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the registrant issued March 2, 2004